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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  October 31, 1997
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                            UOL PUBLISHING, INC.

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           (Exact name of registrant as specified in its charter)

                                    Delaware
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               (State or other jurisdiction of incorporation)

              0-21421                                  54-1290319
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       (Commission file Number)                  (IRS Employer ID Number)

8251 Greensboro Drive, Suite 500, McLean, Virginia                 22102
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     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code         (703) 893-7800
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                                     NA
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        (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

         Pursuant to an Agreement and Plan of Merger dated as of October 31, 1997 (the "Agreement"), by and among UOL Publishing, Inc., a Delaware corporation (the "Registrant"), HTR Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant ("Acquisition"), HTR, Inc., a Delaware corporation ("HTR"), and the stockholders of HTR, the Registrant acquired, by merger, all of the outstanding capital stock of HTR from the stockholders of HTR. As a result, HTR became a wholly owned subsidiary of the Registrant effective October 31, 1997 (the "Effective Date"). At the Effective Date, the HTR stockholders became entitled to receive an aggregate of 585,960 shares of UOL Common Stock, options and warrants exercisable for an aggregate of an additional 34,040 shares, and an aggregate of $600,000 in a combination of cash and short-term notes. In addition, the Registrant will assume approximately $3.5 million of HTR debt, including approximately $3.0 million payable to Sirrom Capital Corporation. The executive officers of HTR will receive bonuses granted in connection with the signing of three-year employment agreements. In addition, the Registrant will create a stock option pool of 180,000 shares of its Common Stock and an incentive bonus pool with a potential payout of up to approximately $3.3 million over three years, contingent upon the achievement of agreed-upon revenue and profit objectives for HTR.

Item 7.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. At the time of the filing of this Report, it is impracticable for the Registrant to provide any of the financial statements for the acquired business required by Item 7 of Form 8-K promulgated by the Commission under the Securities Exchange Act of 1934, as amended (the "Act"). Accordingly, the Registrant will file the required financial statements as soon as practicable, but not later than January 16, 1998, as required by such
         Item 7.

(b) Pro Forma Financial Information. At the time of the filing of this Report, it is impracticable for the Registrant to provide any of the pro forma financial information required by Item 7 of Form 8-K promulgated by the Commission under the Act. Accordingly, the Registrant will file the required financial statements as soon as practicable, but not later than January 16, 1998, as required by such
         Item 7.

(c)      Exhibits.

         2.4 Agreement and Plan of Merger dated as of October 31,1997, by and among the Registrant, Acquisition, HTR and the stockholders of HTR.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  UOL PUBLISHING, INC.

Date: November 12, 1997                            /s/ NARASIMHAN P. KANNAN
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                                                  Narasimhan P. Kannan,
                                                  Chief Executive Officer
                                                  (Principal Executive Officer)